Exhibit 99.1

Veeco Q3 2007 Results; Q4 Outlook and Performance Improvement Plan October 22, 2007

Introduction and Safe Harbor Statement To the extent that this conference call and presentation discuss expectations or otherwise make statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the risk factors discussed in the Business Description and Management’s Discussion and Analysis sections of Veeco’s Annual Report on Form 10-K for the year ended December 31, 2006 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements. In addition, this presentation includes non-GAAP financial measures. For GAAP reconciliation, please refer to the reconciliation section in this presentation as well as Veeco’s financial press releases and 10-K and 10-Q filings available on www.veeco.com.

Introduction John Peeler, CEO

Agenda for Today’s Call Review Q3 ‘07 Results Provide Outlook and Guidance for Q4 ‘07 Review our Plan to Improve Veeco’s Performance Discuss Overall Market Trends Impacting Veeco Provide some thoughts on Next Steps

Q3 ‘07 Financial Highlights Revenue $98M, in line with guidance of $92-97M Flat sequentially Down 13% versus Q3 ‘06 revenue of $112M Bookings: $118M, above guidance of $100-115M Up 3% versus Q3 ‘06 Up 5% sequentially Bookings ahead of guidance primarily due to strength in HB-LED/Wireless, Scientific Research, and introduction of CIGS deposition sources for Solar Loss per share, excluding certain items, was ($0.05) compared to earnings per share of $0.21 last year In Line with guidance of ($0.09) – ($0.05) per share

Q3 ‘07 Financial Review Jack Rein, CFO

Q3 ‘07 Revenue Overview Revenue by Product Q3 ‘07 vs. Q3 ‘06 Process Equip. Rev – down 12% Metrology Rev – down 15% Revenue by Market Q3 ‘07 vs. Q3 ‘06 Data Storage Rev – down 35% Semi Rev – down 26% HB-LED/Wireless – up 14% Scientific Research - up 8% Revenue by Region $97.7M vs. $112.4M Q3 ‘06 (down 13%) Process Equipment 64% $62.9M Metrology 36% $34.8M HB-LED/Wireless 32% Scientific Research 26% Data Storage 30% Semi-conductor 12% Europe 19% NA 30% APAC 38% Japan 13%

Orders by Product Q3 ‘07 vs. Q3 ‘06 PE - up 8% Metrology - down 7% Q3 ‘07 vs. Q2 ‘07 PE – up 4% Metrology – up 8% Q3 ‘07 Order Overview – B-B 1.21 to 1.0 $118.3M vs. $114.8M Q3 ‘06 (up 3%) Metrology $37.4M 32% Process Equipment $80.9M 68% HB-LED/Wireless 37% Scientific Research 28% Data Storage 30% Semi-conductor 5% NA 41% APAC 30% Europe 19% Japan 10% Orders by Region Orders by Market Q3 ‘07 vs. Q3 ‘06; Q2 ‘07 Data Storage – down 22%; down 15% Semi - down 54%; down 22% HB-LED/Wireless - up 49%; up 26% Sci Res – up 26%; up 17%

Q3 ‘07 Profitability Analysis Gross profit was $35.9M, or 36.7% of sales, compared to $47.9M, or 42.6% of sales in Q3 ‘06 We forecasted difficult GMs in Q3 ‘07 due to delivery of beta versions of new products Combination of unfavorable mix, higher spending resulted in lower sequential GMs in both PE (33.5%) and Metrology (42.6%) SG&A was $22.7M vs. $22.3M last year R&D - $15.0M compared to $15.9M last quarter and $15.7M in Q3 ‘06 Operating expenses totaled $37.6M, or 38.5% of sales, compared to $39.4M in Q2 ‘07 and $37.7M in Q3 ‘06. Sequential decrease due to reduction in personnel costs of $1.3M, a reduction in commissions and lower consulting and outside services

Q3 ‘07 Profitability Analysis cont’d Amortization expense totaling $2.0M vs. $4.0M last year Restructuring expense of approximately $0.5 million consisting of severance costs Net interest expense was $0.7M compared to $1.1M in the comparable 2006 quarter primarily due to convertible note repayment Net loss ($5.7M), ($0.18) per share GAAP compared to net income of $4.5M, or $0.14 per share last year In line with guidance of loss per share ($0.25) – ($0.18) Loss per share, excluding certain items, was ($0.05) compared to earnings per share of $0.21 last year In line with guidance of ($0.09) – ($0.05) per share

First 9 Months ‘07 Revenue Overview Metrology $114.7M 39% Process Equipment $181.0M 61% HB-LED/Wireless 26% Scientific Research 30% Data Storage 33% Semi-conductor 11% NA 32% APAC 35% Europe 18% Japan 15% $295.7M vs. $317.9M 9 Month ‘06 (down 7%) Revenue by Product 9Mo ‘07 vs. 9Mo ‘06 P.E. – down 6% Metrology – down 9% Revenue by Market 9Mo ‘07 vs. 9Mo ‘06 Data Storage – down 31% Semi – down 18% HB-LED/Wireless – up 28% Scientific Research - up 13% Revenue by Region

First 9 Months ‘07 Orders Overview Metrology $109.4M 32% Process Equipment $227.3M 68% HB-LED/Wireless 35% Scientific Research 26% Data Storage 31% Semi-conductor 8% NA 36% APAC 32% Europe 19% Japan 13% $336.7M vs. $384.8M 9 Month ‘06 (down 12%) Orders by Product 9Mo ‘07 vs. 9Mo ‘06 P.E.– down 10% Metrology – down 17% Orders by Market 9Mo ‘07 vs. 9Mo ‘06 Data Storage – down 43% Semi – down 40% HB-LED/Wireless – up 45% Scientific Research - up 20% Orders by Region

9 Month Profitability Analysis Gross profit was $121.8M, or 41.2% of sales, compared to $139.3M, or 43.8% of sales in the first nine months of 2006 SG&A was $69.3M vs $68.6M last year R&D was $46.3M compared to $45.6M last year Operating expenses totaled $115.1M, or 38.9% of sales, compared to $113.9M last year Amortization expense totaling $8.2M vs. $12.0M last year Restructuring expenses of approximately $2.0M through the first nine months of 2007 consisted of personnel severance costs Net interest expense totaled $2.3M vs $3.6M last year Net Loss: ($8.0M) vs. $7.3M income in 2006 Loss per share was ($0.26) compared to earnings per share of $0.23 in 2006. Backlog at 9/30/07 was $181.6M

Veeco Balance Sheet December 31, 2006 September 30, 2007 (in millions) $281.8 $280.4 Shareholder’s Equity 209.2 151.9 Long-Term Debt 589.6 527.4 Total Asset 73.5 69.5 Fixed Assets 248.1 201.4 Working Capital $147.0 $108.4 Cash and Investments During 2007, Veeco repurchased $56.0M of its 4.125% convertible subordinated notes. As a result of these repurchases, the amount of convertible subordinated notes outstanding was reduced to $144.0M. In addition, Veeco also completed the exchange of $118.8M aggregate principal amount of original notes to a new series of convertible notes due April 2012 with a conversion price $27.23 per share. Approximately $25.2M of “Old Notes” remain outstanding. The 2007 transactions have significantly improved Veeco’s capital structure.

Q4 ‘07 Outlook/Guidance Q4 ‘07 Revenues $104-$112 million Q4 ‘07 EPS ($0.26)-($0.14) per share Non-GAAP EPS $0.00 - $0.06, excluding amortization of $1.9M and restructuring charges of $5.0 million, using a 35% tax rate Additional restructuring charges in the range of $8-13 million could potentially impact Q4 ‘07 and Q1 ‘08 earnings depending upon the timing and extent of additional actions under consideration While Q3 ‘07 orders came in above expectations, data storage customers requested longer than expected delivery dates due to continued capex management, industry consolidation and customer facility readiness issues Over $16M of Q3 ‘07 data storage orders are for deliveries in late Q2 or Q3 2008 to support advanced technology programs Impact of delaying approximately $15M of revenue previously expected in Q4/Q1 to latter part of 2008 due to customer-specific requirement changes

Q4 ‘07 Outlook/Guidance Q4 ‘07 Orders currently expected to be between $105-$115M Cautious outlook based upon lack of visibility in Data Storage and very strong Q3 in HB-LED/wireless Q4 ‘07 Operating Expenses will increase in absolute dollars (but decrease as a % of sales) to approximately $40-$41M Q3 ‘07 low level was an anomaly because of reversal of bonus and other compensation accruals Spending increases from conclusion of certain technology research grants Q4 ‘07 spending also impacted by one-time costs associated with hiring key executives Gross margins should improve to a 40% level (high 30% in PE and mid 40% in Metrology)

Initial Thoughts on 2008 – Recovery Year Based upon recent bookings improvement, we will enter 2008 with significant backlog – end of year backlog is currently estimated to be $180 million based upon Q4 guidance ‘08 should be a growth year for Veeco But will start slowly Expect modestly improved revenues in 1H ‘08 vs. 2H ‘07 Short-term spending actions will help the 2008 plan Some spending will increase specifically for incentive and other compensation (Chairman/CEO) 2008 Recovery Year – return to growth and profitability

Insight into My First 100 Days John Peeler, CEO

Veeco Plan Initial Timeline Strategy & Planning Sept. – Nov. Adjust strategies, processes and plans Planning for 2008 Discuss strategy and initial plans with Veeco Board and Investors Initial Learning July – Aug. Develop Business Unit and Functional Understanding Visit key factories, global regions Preliminary assessment of People, Products and Processes Situation Assessment Aug. – Sept. Lead Senior Management to assess strengths and weaknesses Identify top opportunities, issues and resource priorities Execution Nov. Execution of strategies and plans Refinement of strategies First 100 Days

First 100 Days – Completed Initial Business Assessment Impressive products and technology Leading market positions in key areas #2 MOCVD for HB-LED; gaining share #1 PE and Metrology for TFMHs #1 AFM and strong position in optical profilers/interferometers Strong relationships with key customers Solid global sales and support network Attractive growth opportunities in several market segments Motivated and committed workforce Excellent teamwork between engineering, marketing and operations Lots of new products coming from R&D efforts

Initial Assessment – Key Challenges We Need: Increased and more consistent growth Increased profitability Better predictability Short-term goal: to help Veeco Process Equipment and Veeco Metrology grow and become more profitable control spending at every level

Initiated Performance Improvement Plan Direct our resources to the best growth opportunities Strengthen our global sales and services organization Competitive advantage Engine for growth Short-term actions to improve profitability Expense reduction Gross margin improvement Cost containment Ensure that each of our product businesses within Process Equipment and Metrology is executing well Effective conceptualization, development and commercialization of leadership products Acceptable expense levels Improve business processes to increase effectiveness, predictability and profitability

1. Direct our Resources to the Best Growth Opportunities 100 Day Assessment to define best Veeco growth opportunities for 2008 and beyond Align 2008 R&D Spending to the following key areas: HB-LED – long-term growth with deep end-market applications... increase investment to advance technology, improve customer CoO and gain share Scientific Research – fund next-gen nanomaterials tool, and increase investment in new life science capabilities Semiconductor – launch/support new Auto AFM Re-focus Data Storage R&D efforts on areas with best growth potential: Alumina deposition applications Technologies targeted to customers’ reduced CoO requirements – ie. Wafer size changes PVD research applications Solar – capitalize on our existing product line (MOCVD, CIGS deposition sources, Metrology) and complete business assessment

2. Strengthen our Global Sales and Service Organization Have completed in-depth analysis of worldwide sales organization Focusing our selling efforts around four key product lines: Data Storage; Auto AFM; Metrology Instrumentation; MOCVD and MBE Recruited new Head of Global Sales and Service – William Tomeo joined Veeco 10/15 JDSU, Agilent, HP Dynamic new sales leadership for Veeco Build world-class global sales and service organization as a key competitive advantage Ensure field resources are properly aligned with opportunities New heads of Veeco APAC and Veeco Europe – internal promotions of key business executives with proven track records Restructuring to eliminate duplicity between field and factory resources

3. Short term Actions to Improve Profitability 100 person reduction in force – employees, consultants and temporary workers Reduction of discretionary expenses Realignment of our sales organization to more closely match current market/regional opportunities Consolidation of certain engineering & marketing groups – specifically PVD and Ion Beam Downsizing and consolidation of corporate headquarters facility in Woodbury, NY Travel & Expense control – goal 15% savings 2008 Restructuring of global finance and IT organization (benefit of SAP)

4. Ensure that Each of our Product Businesses is Executing Well Effective conceptualization, development and commercialization of leadership products More discipline around Product Life Cycle (PLC) process Within Process Equipment Data storage: streamline the number of products and customer commitments MOCVD/MBE: align for growth Within Metrology John Peeler to be Acting Head of Metrology – actively recruiting Deliver on new Auto AFM technology to be a meaningful contributor to 2008 Drive new product introductions in Nano-Bio AFM and Optical – including new features and applications

5. Improve Business Processes Do not allow businesses to spend ahead of revenue Drive for better linearity of order/revenue rates New discipline surrounding: PLC process and decisions Headcount additions Quarterly forecasting process Customer commitments Completing SAP in APAC this quarter... Japan by Q1... will enable more efficiency and visibility worldwide

HB-LED/Wireless Trends & Outlook

- HB-LED currently Veeco's highest growth end market
- Orders up 45% through the first nine months of 2007
- New K-Series™ GaN MOCVD penetrating key accounts worldwide
- Multi-unit orders from 4 customers -- Broad base of global customers investing in LEDs for backlighting, architectural, automotive
- E475 AsP MOCVD launched for solar applications & ROY LED – 15% > capacity
- CIGS solar thermal deposition sources contribute to strong Q3 (Total Veeco $~5M in solar orders)





Veeco K Series MOCVD

©2007 Veeco Instruments Inc.

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Veeco

Data Storage Trends & Outlook HDD orders in line with expectations... down sequentially but stabilized HDD unit CAGR high single digit growth forecasted versus historical double digit PMR investment continues Larger (8") wafers require retooling in >50% of the process steps to achieve comparable yields... important ‘08 activity While end market “tea leaves” look favorable and industry health improves... In the News: “Seagate hits pay-dirt as Sales and Earnings Rise”... “Hitachi Reveals Nanotechnology Milestone for Quadrupling Terabyte HDD”... Customers continue to restrain capex and further industry consolidation is of concern Longer than expected delivery schedules impacts Q4/Q1 Veeco revenue

Semiconductor Trends & Outlook Veeco Q3 semiconductor order rate at historically low level Q4 Introduction of New Semiconductor Auto AFM Platform 45nm & 32nm Capable Improved Throughput (3x) Improved Accuracy & Repeatability (2x) Reduced CoO 2 beta tools shipped... additional orders received... multiple customer evaluations occurring Significant multi-year “tool per fab” opportunity Critical for Veeco Metrology performance improvements in 2008

Scientific Research/ Industrial Trends & Outlook

- Q3 Scientific Research orders up 17% sequentially and 9 months orders up 20% versus last year
- Successful new product launch Veeco Innova SPM
  - For universities/ industrial customers… lower cost option to MultiMode or Dimension
- Dektak 150 – shipped 150th system since launch Q4 '06
  - High-performance research/ industrial metrology stylus profiler – high repeatability; low noise; large scanning range
- Good traction in NT Series Optical Profilers for industrial applications
- Q4 normally seasonally strong



Veeco Innova SPM

©2007 Veeco Instruments Inc.
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Next Steps First 100 Days – Learned a lot and have started executing our Plan Veeco turnaround will take multiple quarters... we will continue to refine our revenue growth and profit improvement program Review of domestic & international organizations and cost structures Evaluation of sites and infrastructure – have just begun this evaluation Next input by February 2008

Question & Answer Session

Q3 ‘07 GAAP Reconciliation Table 2007 2006 2007 2006 Operating (loss) income ($4,187) $4,969 ($3,459) $12,215 Adjustments: Write-off of purchased in-process technology - 1,160 (1) - 1,160 Amortization expense 1,959 4,025 8,236 12,029 Restructuring expense 529 (2) - 1,974 (2) - Earnings (loss) before interest, income taxes and amortization excluding certain items (“EBITA”) (1,699) 10,154 6,751 25,404 Interest expense, net 665 1,056 2,256 3,583 Gain on extinguishment of debt - - (738) (3) (330) (4) Adjustment to exclude gain on extinguishment of debt - - 738 330 Earnings (loss) excluding certain items before income taxes (2,364) 9,098 4,495 21,821 Income tax (benefit) provision at 35% (827) 3,184 1,573 7,637 Noncontrolling interest, net of income tax provision at 35% (80) (785) (313) (785) Earnings (loss) excluding certain items ($1,457) $6,699 $3,235 $14,969 Earnings excluding certain items per diluted share ($0.05) $0.21 $0.10 $0.48 Diluted weighted average shares outstanding 31,100 31,393 31,319 31,100 NOTE - The above reconciliation is intended to present Veeco’s operating results, excluding certain items and providing income taxes at a 35% statutory rate. This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on EBITA, which is the primary indicator used to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes EBITA reports baseline performance and thus provides useful information. Three months ended Nine months ended September 30, September 30, (1) During 2006, the Company purchased a 19.9% interest in Fluens Corporation. During the third quarter of 2006, the Company finalized its purchase accounting for Fluens determining that Fluens is a variable interest entity and the Company is its primary beneficiary as defined by FIN46(R). As such, the Company has consolidated the results of Fluens’ operations from the acquisition date. As part of that acquisition, the Company acquired $1.2 million of in-process technology, which was written off as of the acquisition date. (2) During the second quarter of 2007, the Company incurred $1.5 million in expenses for personnel severance costs associated with its restructuring plan. During the third quarter of fiscal 2007, the Company incurred an additional $0.5 million of these costs. (3) During the first quarter of 2007, the Company repurchased $56.0 million aggregate principal amount of its 4.125% convertible subordinated notes. As a result of these repurchases, the amount of convertible subordinated notes outstanding was reduced to $144.0 million, and the Company recorded a gain from the extinguishment of debt in the amount of $0.7 million. (4) During the first quarter of 2006, the Company repurchased $20.0 million aggregate principal amount of its 4.125% convertible subordinated notes. As a result of this repurchase, the amount of convertible subordinated notes outstanding was reduced to $200.0 million, and the Company recorded a gain from the extinguishment of debt in the amount of $0.3 million. Veeco Instruments Inc. and Subsidiaries Reconciliation of operating (loss) income to earnings (loss) excluding certain items (In thousands, except per share data) (Unaudited)

Q4 ‘07 Guidance Reconciliation Table High End Low End 1,900 5,000 1,900 5,000 Amortization expense Restructuring expense 4,000 750 Earnings before interest, income taxes and amortization, excluding certain items (“EBITA”) 900 900 Interest expense, net 3,100 (150) (Loss) earnings excluding certain items before income taxes (1,085) 120 53 120 Income tax benefit (expense) at 35% Non-controlling interest, net of income tax provision at 35% $2,135 $23 Earnings excluding certain items $0.06 $0.00 Earnings excluding certain items per diluted share 33,000 33,000 Diluted weighted average shares outstanding Note: The forecasted income tax expenses for the three months ending December 31, 2007 high end and low end guidance is $1.1 million and $1.2 million, respectively. NOTE: The above reconciliation is intended to present Veeco’s operating results, excluding certain items and providing income taxes at a 35% statutory rate. This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on EBITA, which is the primary indicator used to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes EBITA reports baseline performance and thus provides useful information. $(2,900) $(6,150) Operating loss Guidance for three months ended December 31, 2007 (in thousands)